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                                                                    EXHIBIT 21.1

                            MICRON TECHNOLOGY, INC.

                        SUBSIDIARIES OF THE REGISTRANT

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
                                                                                STATE (OR JURISDICTION) IN
NAME                                                                                WHICH iNCORPORATED
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
Micron Communications, Inc....................................................  Idaho
Micron Display Technology, Inc................................................  Idaho
Micron Electronics, Inc.......................................................  Minnesota
  Micron Custom Manufacturing Services, Inc...................................  Idaho
     M.C.M.S. SDN. BHD........................................................  Malaysia
  PC Tech, Inc................................................................  Minnesota
  Micron Electronics (H.K.) Limited...........................................  Hong Kong
  Micron Electronics Japan K.K................................................  Japan
  Micron Electronics Overseas Trading, Inc....................................  Barbados
Micron Europe Limited.........................................................  United Kingdom
Micron International Sales, Inc...............................................  Barbados
Micron Quantum Devices, Inc...................................................  California
Micron Semiconductor Asia Pacific Pte. Ltd....................................  Singapore
Micron Semiconductor Asia Pacific Inc.........................................  Idaho
Micron Semiconductor (Deutschland) GmbH.......................................  Germany
Micron Semiconductor Products, Inc............................................  Idaho
Micron Technology International, Inc..........................................  British Virgin Islands
Micron Technology Japan K.K...................................................  Japan
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